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                    -----------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 30, 2002

                             HARRIS INTERACTIVE Inc.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                     000-27577                 16-1538028
----------------------------  ------------------------  ------------------------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                   Identification Number)

             135 Corporate Woods, Rochester, New York        14623
          ----------------------------------------------  -----------
             (Address of Principal Executive Offices)      (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 272-8400
                                                           --------------



                    -----------------------------------------

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Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.

                  None

         (b)      Pro-Forma Financial Information.

                  None

         (c)      Exhibits

                  Exhibit No.       Description
                  -----------       -----------

                  99.1 Certification of Principal Executive Officer pursuant to 18 U.S.C. Section 1350.

                  99.2 Certification of Principal Financial Officer pursuant to 18 U.S.C. Section 1350.


Item 9. Regulation FD Disclosure

On September 30, 2002, Harris Interactive Inc. filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended June 30, 2002. The Report included the certifications required to be made by Messrs. Gordon S. Black and Bruce A. Newman under Item 307 of Regulation S-K pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and is accompanied by the certifications by Messrs. Black and Newman required under Section 906 of the Sarbanes-Oxley Act of 2002.

Copies of the certifications required under Section 906 of the Sarbanes-Oxley Act are attached hereto as Exhibits 99.1 and 99.2.

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of this Report on Form 8-K is not an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          HARRIS INTERACTIVE INC.



Date: September 30, 2002                  By:   /s/ Bruce A. Newman
                                                --------------------------------
                                                Bruce A. Newman,
                                                Chief Financial Officer,
                                                Secretary and Treasurer
                                                (Principal Financial Officer)


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                                INDEX TO EXHIBITS


         Exhibit No.       Description
         -----------       -----------

         99.1 Certification of Principal Executive Officer pursuant to 18 U.S.C. Section 1350.

         99.2 Certification of Principal Financial Officer pursuant to 18 U.S.C. Section 1350.